Exhibit 10.41

AMENDMENT NO. 1 TO

SENIOR SECURED NOTE

This Amendment No. 1 to Senior Secured Note (this “Amendment”) is entered into as of April 1, 2024 (the “Amendment Effective Date”), by and between Nitehous LLC, a Colorado LLC (“Lender”), and AMASS BRANDS INC., a Delaware corporation (the “Maker”).

Recitals

A.       Lender and Maker have entered into that certain Senior Secured Note dated as of January 23, 2023 (as the same may from time to time be further amended, modified, supplemented or restated, the “Note”).

B.       Lender has extended credit to Maker for the purposes set forth in the Note.

C.       Maker has requested that Lender amend the Note as more fully set forth herein.

D.       Lender has agreed to so amend certain provisions of the Note, subject to the terms and conditions set forth below.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.       Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Note.

2.       Amendments to Note. Section 2[(a)][(iii)] of the Note shall be amended and restated as follows:

“This Note shall mature and become fully due and payable on July 31, 2025.”

3.       Limitation of Amendments.

3.1       The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of the Note, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Note.

3.2       This Amendment shall be construed in connection with and as part of the Note and all terms, conditions, representations, warranties, covenants and agreements set forth in the Note, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.       Waiver. Upon the effectiveness of this Amendment and in reliance upon the representations and warranties of the Maker set forth in this Amendment, Lender hereby waives any and all Event of Default(s) existing and/or continuing as of the date hereof.

5.       Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

 6.       Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Lender of this Amendment by each party hereto.

7.       Representations. Each of the parties to this Amendment represents and warrants to the other parties that this Amendment has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

8.       Governing Law. This Amendment shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of California, without regard to principles of conflict of laws.

9.       Submission to Jurisdiction. Maker and Lender irrevocably and unconditionally agree that any suit, action or other legal proceeding arising out of this Amendment may be brought in the courts of record in the State of New York or the courts of the United States located in the State of New York; consent to personal jurisdiction in each such court in any such suit, action or proceeding; and waive any objection concerning venue with respect to any suit, action or proceeding in any of such courts

10.       Integration. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

11.       Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. The words “execution”, “executed”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and any state laws based on the Uniform Electronic Transactions Act.

12.       No Other Changes. Except as provided herein, the Note shall remain unchanged and in full force and effect, and each reference to the Note and words of similar import in the Note (as amended hereby) shall be a reference to the Note as amended hereby and as the same may be further amended, modified, waived, supplemented and/or restated from time to time.

13.       Effect of Amendment. From and after the Amendment Effective Date, each reference in the Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import shall be deemed a reference to the Note as amended hereby.

14.       Severability. If any provision of this Amendment or the application thereof is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

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[ Signature pages follow ]

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IN WITNESS Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

AMASS BRANDS INC., as Maker

By:	/s/ Mark Lynn
Name: Mark Lynn
Title: CEO

[Signature Page to First Amendment to Note]

Nitehaus LLC, as Lender

By:	/s/ Mark Lynn
Name: Mark Lynn
Title: Managing Member

[Signature Page to First Amendment to Note]